Note 17 - Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Text Block]
17.  EARNINGS (LOSS) PER SHARE

Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of ordinary shares outstanding during the period.  Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the period, using the treasury stock method for options.

A reconciliation of the numerator and denominator of basic and diluted earnings (loss) per share calculations was as follows:

	Years Ended December 31
	2012	2011	2010

Net Income (loss) from continuing operations (in thousands)	$(26,688)	$8,997	$22,045
Income (Loss) from discontinued operations (in thousands)	895	9	(9,843)

Net income (loss) (in thousands)	$(25,793)	$9,006	$12,202

Weighted average shares outstanding (in thousands) – basic	1,552,190	1,656,092	1,706,665
Effect of dilutive securities:
Options and RSUs (in thousands)	-	38,211	46,167

Weighted average shares outstanding (in thousands) – diluted	1,552,190	1,694,303	1,752,832

Earnings (loss) per share – basic
Continuing operations	$(0.02)	$0.01	$0.01
Discontinued operations	-	-	-
	$(0.02)	$0.01	$0.01

Earnings (loss) per share – diluted
Continuing operations	$(0.02)	$0.01	$0.01
Discontinued operations	-	-	-
	$(0.02)	$0.01	$0.01

Certain outstanding options and RSUs were excluded from the computation of diluted EPS since their effect would have been anti-dilutive. The anti-dilutive stock options excluded and their associated exercise prices per share were 261,321,450 shares at $0.0460 to $0.4792 as of December 31, 2012, 260,358,588 shares at $0.0820 to $0.4836 as of December 31, 2011, and 288,759,438 shares at $0.0858 to $0.4836 as of December 31, 2010.  The anti-dilutive RSUs excluded were 32,838,550 shares, 8,652,550 shares, and 0 share as of December 31, 2012, 2011, and 2010, respectively.